                      STATEMENT OF ADDITIONAL INFORMATION


                          ____________________, 199___


                          Acquisition of the Assets of
                          CALVERT TAX-FREE RESERVES--
                       NEW JERSEY MONEY MARKET PORTFOLIO
                            4550 Montgomery Avenue,
                             Suite 1000N Bethesda,
                                 Maryland 20814


                        By and in Exchange for Shares of


               CALVERT TAX-FREE RESERVES--MONEY MARKET PORTFOLIO
                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


         This Statement of Additional Information dated _______ ___, 199___, relates to the proposed transfer of assets of Calvert Tax-Free Reserves--New Jersey Money Market Portfolio to Calvert Tax-Free Reserves Money Market Portfolio. The Statement consists of this cover page and the Statement of Additional Information of Calvert Tax-Free Reserves Money Market Portfolio dated April 30, 1995, and an unaudited balance sheet and statement of operations for the Calvert Tax-Free Reserves Money Market Portfolio as of June 30, 1995.


         This Statement of Additional information is not a prospectus.
A Prospectus/Proxy Statement dated ___________ ___, 199___, relating to the above-referenced matter may be obtained from The Calvert Group,
Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.


         The date of this Statement of Information is ____________ ___, 199___.

                        Calvert Tax-Free Reserves
                          Money Market Portfolio
                          Limited-Term Portfolio

                   Statement of Additional Information

                              April 30, 1995

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
217 Redwood Street
Baltimore, Maryland 21202-3316

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TABLE OF CONTENTS

Investment Objective                                 1
Investment Policies                                  1
Investment Restrictions                              3
Purchases and Redemptions of Shares                  4
Reduced Sales Charges (Class A)                      5
Dividends and Distributions                          5
Tax Matters                                          6
Valuation of Shares                                  7
Calculation of Yield and Total Return                8
Advertising                                          10
Trustees and Officers                                10
Investment Advisor                                   13
Administrative Services                              14
Independent Accountants and Custodians               14
Method of Distribution                               14
Portfolio Transactions                               15
General Information                                  16
Financial Statements                                 16
Appendix                                             16



STATEMENT OF ADDITIONAL INFORMATION-April 30, 1995

                        CALVERT TAX-FREE RESERVES
                          Money Market Portfolio
                          Limited-Term Portfolio
             4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account Information:       (800) 368-2748
(301) 951-4820
Shareholder Services:          (800) 368-2745
(301) 951-4810
Broker Services:                       (800) 368-2746
(301) 951-4850
TDD for the Hearing-Impaired:
(800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Calvert Tax-Free Reserves Prospectus, dated April 30, 1995, which may be obtained free of charge by writing the Fund at the above address or calling the telephone numbers listed above.

                           INVESTMENT OBJECTIVE

         The Money Market and Limited-Term Portfolios (the "Portfolios") are series of Calvert Tax-Free Reserves (the "Fund"), and are designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics prescribed for each Portfolio. The Money Market Portfolio further seeks to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Portfolios will be successful in meeting their investment objectives or maintaining the Money Market Portfolio's net asset value constant at $1.00 per share because there are inherent risks in the ownership of any investment.
         Dividends paid by the Portfolios will fluctuate with income earned on investments. In addition, the dividends and distributions paid and the value of each share will vary by class of shares; the value of the Limited-Term Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolios will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

                           INVESTMENT POLICIES

         The Money Market Portfolio and Limited-Term Portfolio each invest primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. The Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of each Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Fund has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Fund has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes;
(2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." A Portfolio may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, that Portfolio would have more than 5% of its assets invested in securities underlying puts from the same institution. A Portfolio may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market Portfolio must limit its portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Fund may also hold cash which is not earning income. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets be invested so that at least 80% of the Fund's annual income will be tax-exempt. While the Fund has the authority to invest in short-term taxable obligations, the Fund has not done so since its inception and, barring unusual market conditions, does not expect in the future to invest in taxable obligations.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Fund's Portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets may vary. No new when-issued commitments will be made by a Portfolio if more than 50% of that Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

                         INVESTMENT RESTRICTIONS

         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, including a majority of the shares of each Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions). A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Neither Portfolio may:
         (1) Purchase common stocks, preferred stocks, warrants, or other equity securities;
         (2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of the Portfolio's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
         (3) Sell securities short, purchase securities on margin, or write put or call options. The Fund reserves the right to purchase securities with puts attached.
         See "Obligations with Puts Attached";
         (4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;
         (5) Purchase securities which are subject to legal or contractual restrictions on resale, i.e., restricted securities, or other securities which are not readily marketable assets, including repurchase agreements not terminable within seven days, with respect to no more than 10% of its total assets;
         (6) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;
         (7) Purchase or retain securities of an issuer if those trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;
         (8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
         (9) Invest in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;
         (10) Invest more than 25% of its assets in the securities of any one issuer or of issuers located within the same state, except that each Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;
         (11) Invest more than 25% of its assets in any particular industry or industries, except that either Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S.
         Government, its agencies or instrumentalities.
         Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
         (12) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.

                   PURCHASES AND REDEMPTIONS OF SHARES

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Draft writing is available for the Money Market Portfolio. Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts, and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.
         Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored.
         When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.
         To change redemption instructions already given, shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.

                     REDUCED SALES CHARGES (CLASS A)

         The Limited-Term Portfolio imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter (which offers the Portfolio's shares continuously and on a "best efforts" basis) and the dealers selling Limited-Term Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Portfolio shareholders, enabling the Portfolio to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Limited-Term Prospectus.

                       DIVIDENDS AND DISTRIBUTIONS

         The Money Market Portfolio declares daily and pays monthly dividends of its daily net income to shareholders of record as of the close of business each business day, thus allowing daily compounding of dividends. The Limited-Term Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Dividends and distributions paid by the Limited-Term Portfolio may differ among the classes. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, subject to the applicable sales charge for that Fund or Portfolio. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.
         Purchasers of shares of the Money Market Portfolio will begin receiving dividends upon the date federal funds are received by the Fund. Purchases by bank wire received by 12:30 p.m., Eastern time are immediately available federal funds; purchases by domestic check may take one day to convert into federal funds for the Money Market Portfolio. Shareholders redeeming shares by telephone electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

                               TAX MATTERS

         In 1994 the Fund did qualify and in 1995 the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code as amended (the "Code"). By so qualifying, the Fund will not be subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986 (the "Act"), to the extent that it distributes its net investment income and realized capital gains.
         The Fund's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Fund. The Fund will notify shareholders annually about the federal tax status of dividends and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors should note that the Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Limited-Term Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original sales as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

                           VALUATION OF SHARES

Money Market Portfolio
         The Money Market Portfolio's assets, including commitments to purchase securities on a when-issued basis, are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value the assets of the Money Market Portfolio at amortized cost if the Money Market Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of one year or less. Rule 2a-7 requires, as a condition of its use, that the Money Market Portfolio invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based on available market quotations.

Limited-Term Portfolio
         The Limited-Term Portfolio's assets are valued, utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Trustees.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
         Each Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                  CALCULATION OF YIELD AND TOTAL RETURN

Money Market Portfolio
         From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are:
(1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:

           Effective yield = (base period return + 1)365/7 - 1

For the seven-day period ended December 31, 1994, the Money Market Portfolio's yield was 4.86% and its effective yield was 4.98%.
         The Money Market Portfolio also may advertise, from time to time, its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the seven-day period ended December 31, 1994, the Money Market Portfolio's tax equivalent yield, for an investor in the 36% federal income tax bracket, was 7.78%, and, for the 39.6% federal income tax bracket, 8.25%.

Limited-Term Portfolio
         From time to time, the Limited-Term Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period, and period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge for Class A shares, except quotations of "overall return" which do not deduct the sales charge and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for overall return, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial payment of $1,000. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "overall" return as referred to herein. Overall return should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).
         The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance.
         Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for each class of the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

                       Yield = 2[(a-b/cd +1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 1994, the Portfolio's yield for Class A Shares was 4.41% and its tax equivalent yield was 6.89% for an investor in the 36% federal income tax bracket, and 7.30% for an investor in the 39.6% federal income tax bracket. For the same period. the yield for Class C Shares was 3.76% and its tax equivalent yield was 5.88% for an investor in the 36% federal income tax bracket. and 6.23% for an investor in the 39.6% federal income tax bracket.

Periods Ended              Class A Shares   Class A Shares
December 31, 1994          Overall Return   SEC Total Return

One Year                   2.42%                     0.36%
Five Years                 4.87%                     4.44%
Ten Years                  5.87%                     5.66%

         Total return for the Fund's Class C shares from March 1, 1994 to December 31, 1994 was 1.43%.

                               ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.


                          TRUSTEES AND OFFICERS



         RICHARD L. BAIRD, JR., Trustee. Mr. Baird age 48 is Director of Finance for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation, Calvert New World Fund and Calvert World Values Fund.
Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz age 61 is a partner in the law firm of Abrams, Blatz, Gran, Hendricks & Reina, P.A. Address:
900 Oak Tree Road, South Plainfield, New Jersey 07080.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts age 47 is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania. Address: 2040 Nuuanu Avenue
#1805, Honolulu, Hawaii 96817.
         <F1>CHARLES E. DIEHL, Trustee. Mr. Diehl age 74 is Vice President and
Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1658 Quail
Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman age 48 practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.

1. Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.

         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian age 64 is a principal of Gavian De Vaux Associates, an investment banking firm. He was formerly President of Corporate Finance of Washington, Inc. Address: 1953 Gallows
Road, Suite 130, Vienna, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey age 48 is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and
Calvert New World Fund. Address: 7205 Pomander Lane, Chevy Chase,
Maryland 20815.
         ARTHUR J. PUGH, Trustee. Mr. Pugh age 59 serves as a Director of Acacia Federal Savings Bank. Address: 4823 Prestwick Drive, Fairfax,
Virginia 22030.
         <F1>DAVID R. ROCHAT, Senior Vice President and Trustee. Mr.
Rochat age 59 is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and
Director and President of Chelsea Securities, Inc. Address: Box 93,
Chelsea, Vermont 05038.
         <F1>D. WAYNE SILBY, Esq., Trustee. Mr. Silby age 48 is a
trustee/director of each of the investment companies in the Calvert
Group of Funds, except for Acacia Capital Corporation and Calvert New
World Fund. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert
Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1715 18th Street,
N.W., Washington, D.C. 20009.
         <F1>CLIFTON S. SORRELL, JR., President and Trustee. Mr.
Sorrell age 55 serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. He is a director of Calvert-Sloan Advisers.
L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds.
         <F1>RENO J. MARTINI, Senior Vice President. Mr. Martini age 46 is
Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
Mr. Martini is also a director and President of Calvert-Sloan Advisers
L.L.C., and a director and officer of Calvert New World Fund.
         <F1>ROBERT L. BENNETT, Vice President. Mr. Bennett age 55 is a
Director of Calvert Group, Ltd. and its subsidiaries, President of Calvert Shareholder Services, Inc., and Executive Vice President of
Calvert Group, Ltd. He is an officer of each of the investment companies in the Calvert Group of Funds, except for Calvert New World Fund.
         <F1>RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer age 44 is
Senior Vice President and Controller of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and
Treasurer of Calvert-Sloan Advisers. L.L.C., and a director of Calvert Distributors. Inc.
         <F1>WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary.
Mr. Tartikoff age 49 is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and
General Counsel of Calvert Group, Ltd., and each of its subsidiaries.
Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers. L.L.C., and is an officer of Acacia National Life Insurance Company.
         <F1>EVELYNE S. STEWARD, Vice President. Ms. Steward age 44 is Senior
Vice President of Calvert Group, Ltd., and a director of Calvert-Sloan Advisers. L.L.C.
         <F1>DANIEL K. HAYES, Vice President. Mr. Hayes age 46 is Vice
President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund.

<F1>Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.

         <F1>SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender age 37
is Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers. L.L.C. She is also an officer of each of the other investment companies in the Calvert
Group of Funds.
         <F1>BETH-ANN ROTH, Esq., Assistant Secretary. Ms. Roth age 42 is
Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers. L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.

<F1>Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.



         Each of the above named trustees and officers is a trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey, Silby and Sorrell are among the Trustees, Acacia Capital Corporation, of which only Messrs. Sorrell, Blatz, Diehl and Pugh are among the Directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey, Silby, and Sorrell are among the Directors, and Calvert New World Fund, Inc., of which only Messrs. Martini and Sorrell are among the Directors. The address of Trustees and Officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and Officers as a group own less than 1% of the Portfolio's outstanding shares.
         The Board's Audit Committee is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat, Silby and Sorrell.
         During 1994, Trustees of the Fund not affiliated with the Fund's Advisor were paid $124,364 and $55,034 by the Money Market and Limited-Term Portfolios, respectively. Trustees of the Fund not affiliated with the Advisor currently receive an annual fee of $20,250 for service as a member of the Board of Trustees of the Calvert Group of Funds plus a fee of $750 to $1200 for each Board and Committee meeting attended; such fees are allocated among the Funds on the basis of their net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.


                           Trustee Compensation Table
                               Fiscal Year 19995
                              (unaudited numbers)


Name of Trustee      Aggregate          Pension or           Total Compensation
                     Compensation       Retirement Benefits  from Registrant
                     from Fund for      Accrued as part of   and Fund Complex
                     service as         Fund  Expenses<F2>   paid to
                     Trustee                                 Trustees<F3>


Richard L. Baird, Jr.     $25,831            $0                  $33,450
Frank H. Blatz, Jr.       $23,265            $23,265             $26,042
Frederick T. Borts        $20,135            $0                  $25,050
Charles E. Diehl          $22,365            $22,365             $25,058
Douglas E. Feldman        $24,494            $0                  $30,600
Peter W. Gavian           $17,404            $7,458              $21,736
John G. Guffey, Jr.       $24,861            $0                  $40,450
Arthur J. Pugh            $26,792            $0                  $33,300
D. Wayne Silby            $23,878            $0                  $47,965


<F2> Messrs. Blatz, Diehl, Gavian, and Pugh have chosen to defer a portion of their compensation. As of December 31, 1995, total deferred compensation, including dividends and capital appreciation, was $415,719, $337,395, $89,054, and $150,841, for each trustee, respectively.
<F3> As of December 31, 1995. The Fund Complex consists of eight (9)
 registered investment companies.





                            INVESTMENT ADVISOR

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of:
         i) with respect to the Money Market Portfolio, 0.50% of the first $500 million of such Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion; and
         ii) with respect to the Limited-Term Portfolio, 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Advisor has agreed to reimburse the Money Market and Limited-Term Portfolios for all expenses, excluding brokerage, taxes, interest, and extraordinary items exceeding, on a pro rata basis, the most restrictive expense limitation of those states in which the Portfolios' shares are qualified for sale (currently, 2.50% of the first $30 million of the Portfolio's average net assets, 2.0% of the next $70 million, and 1.50% of all such assets in excess of $100 million). The advisory fees paid by the Money Market Portfolio to Calvert Asset Management Company were $7,464,335, $7,093,465, and $6,636,334, for years 1992, 1993, and 1994, respectively. The advisory fees paid by the Limited-Term Portfolio to Calvert Asset Management Company were $2,708,196, $3,527,101, and $3,863,616, for years 1992, 1993, and 1994, respectively.

                         ADMINISTRATIVE SERVICES

         Calvert Shareholder Services, Inc., a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts. For such services, Calvert Shareholder Services, Inc., receives compensation based on the number of shareholder accounts and the number of transactions.
         Calvert Administrative Services Company, a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Calvert Administrative Services Company receives a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. The service fees paid by the Money Market Portfolio to Calvert Administrative Services Company were $125,449, $115,912, and $110,396, for years 1992, 1993, and 1994, respectively. The service fees paid by the Limited-Term Portfolio to Calvert Administrative Services Company were $33,636, $44,251, and $50,942, for years 1992, 1993, and 1994, respectively.

                  INDEPENDENT ACCOUNTANTS AND CUSTODIANS

         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1995. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.

                          METHOD OF DISTRIBUTION

         The Portfolio has entered into a principal underwriting agreement with Calvert Distributors Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolio. Prior to April 1, 1995, Calvert Securities Corporation ("CSC") was the principal underwriter. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees. CDI is entitled to receive a service fee and a distribution fee for Class C shares, payable monthly pursuant to the Limited Term Portfolio's Distribution Plan, of 0.25%, respectively, of the Portfolio's average daily net assets. For the ten months ended December 31. 1994, the Distribution Plan expenses totaled $101,723 for Class C Shares of the Limited-Term Portfolio. CDI also receives all sales charges imposed on Limited-Term Portfolio Class A shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.50%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus). For the fiscal years ended December 31, 1992, 1993, and 1994, CSC received sales charges in excess of the dealer reallowance of $634,439, $3,275, and $0, respectively.
         The Limited-Term Portfolio's Class C Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders.
         The Plan may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees as described above.
         The Plan will continue in effect indefinitely, if not sooner terminated in accordance with its terms. Thereafter, the Plan will continue in effect for successive one year periods provided that such continuance is annually approved by (i) the vote of a majority of the Trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plan, the Advisor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolio. The Portfolio paid no expenses pursuant to the Plan during fiscal 1992, 1993, and 1994.

                          PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the fiscal years ended December 31, 1992, 1993, and 1994, the portfolio turnover rates of the Limited-Term Portfolio were 5%, 14%, and 27%, respectively. Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. No brokerage commissions have been paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates, or broker-dealers for the years ended December 31, 1992, 1993, and 1994.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold. The Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.

                           GENERAL INFORMATION

         The Fund was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Long-Term Portfolio, Money Management Plus Tax-Free Portfolio, California Money Market Portfolio, New Jersey Money Market Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Portfolios offer two separate classes of shares. The Money Market Portfolio offers Class O (offered in the Calvert Tax-Free Reserves Money Market Prospectus) and Class MMP (offered in the Money Management Plus Prospectus). Class A and Class C is offered by the Limited-Term Portfolio. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Funds, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolios will send their shareholders unaudited semi-annual and audited annual reports that will include the Portfolios' net asset value per share, portfolio securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                           FINANCIAL STATEMENTS

         The audited financial statements in the Portfolios' Annual Report to Shareholders dated December 31, 1994, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Portfolios.

                                 APPENDIX

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue'' bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.



LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:     (Fund or Portfolio name*)
during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount
(excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                                  Name of  Investor(s)


By
Authorized Signer                       Address



Date                                    Signature of Investor(s)



Date                                    Signature of Investor(s)


--------
*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.